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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 1998
                                                --------------------------------

                             FIRST UNION CORPORATION
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             (Exact name of registrant as specified in its charter)

        North Carolina                    1-10000               56-0898180
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(State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                File Number)       Identification No.)

                  One First Union Center
                Charlotte, North Carolina                        28288-0013
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            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code          (704)374-6565
                                                    ----------------------------

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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

            As previously reported by First Union Corporation (the "Corporation") in its Current Report on Form 8-K dated May 7, 1998, the Corporation completed its pooling of interests acquisition of CoreStates Financial Corp ("CoreStates") on April 28, 1998. As a result of such acquisition, the Corporation's historical financial statements have been restated.

            Attached hereto as exhibits and incorporated herein by reference are
(i) the Corporation's 1997 Supplemental Annual Report (the "Supplemental Annual Report"), which sets forth on a restated basis to reflect the CoreStates acquisition, among other things, the audited supplemental consolidated balance sheets of the Corporation as of December 31, 1997 and 1996, and the related supplemental consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997, and the related notes thereto; (ii) the Corporation's Supplemental Quarterly Financial Report for the Three Months Ended March 31, 1998 (the "Supplemental Quarterly Report"), which sets forth on a restated basis to reflect the oreStates acquisition, among other things, the unaudited supplemental consolidated balance sheet of the Corporation as of March 31, 1998 and 1997, and the related supplemental consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1998 and March 31, 1997; (iii) computations, on a restated basis to reflect the CoreStates acquisition, of the Corporation's (a) consolidated ratios of earnings to fixed charges, and (b) consolidated ratios of earnings to fixed charges and preferred stock dividends; (iv) the consent of KPMG Peat Marwick LLP.; and (v) the Corporation's financial data schedules restated to reflect the CoreStates acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

            (c) Exhibits.

                   (2) The Agreement and Plan of Mergers, dated as of November 18, 1997, between CoreStates and the Corporation (without exhibits). (Incorporated by reference to Exhibit (2) to the Corporation's Current Report on Form 8-K dated November 28, 1997.)

                   (12)(a) Computations of Consolidated Ratios of Earnings to Fixed Charges.

                   (12)(b) Computations of Consolidated Ratios of Earnings to Fixed Charges and Preferred Stock Dividends.

                   (23)(a)          Consent of KPMG Peat Marwick LLP

                   (27)(a)          The Corporation's Financial Data
                                    Schedules.

                   (27)(b)          The Corporation's Financial Data
                                    Schedule.

                   (27)(c)          The Corporation's Financial Data
                                    Schedules.

                   (99)(a)          Supplemental Annual Report.

                   (99)(b)          Supplemental Quarterly Report.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST UNION CORPORATION


  Date: May 26, 1998               By: /s/ James H. Hatch
                                      -------------------
                                     Name: James H. Hatch
                                     Title: Senior Vice President and Corporate
                                            Controller




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                                  EXHIBIT INDEX


                Exhibit No.                       Description
                -----------                       -----------


                   (2) The Agreement and Plan of Mergers, dated as of November 18, 1997, between CoreStates and the Corporation (without exhibits). (Incorporated by reference to Exhibit (2) to the Corporation's Current Report on Form 8-K dated November 28, 1997.)

                   (12)(a) Computations of Consolidated Ratios of Earnings to Fixed Charges.

                   (12)(b) Computations of Consolidated Ratios of Earnings to Fixed Charges and Preferred Stock Dividends.

                   (23)(a)          Consent of KPMG Peat Marwick LLP.

                   (27)(a)          The Corporation's Financial Data
                                    Schedules.

                   (27)(b)          The Corporation's Financial Data
                                    Schedule.

                   (27)(c)          The Corporation's Financial Data
                                    Schedules.

                   (99)(a)          Supplemental Annual Report.

                   (99)(b)          Supplemental Quarterly Report.